Portfolio of investments—July 31, 2024 (unaudited)
Portfolio of investments

		Value
Investment companies: 100.15%
Affiliated master portfolio: 100.15%
Allspring Core Bond Portfolio		$5,151,903,485
Total investment companies (Cost $5,172,711,035)		5,151,903,485
Total investments in securities (Cost $5,172,711,035)	100.15%	5,151,903,485
Other assets and liabilities, net	(0.15)	(7,694,781)
Total net assets	100.00%	$5,144,208,704
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	Affiliated Income Allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Value, end of period
Allspring Core Bond Portfolio	96.77%	96.93%	$(19,935,179)	$212,677,912	$2,171,672	$59,008,252	$5,151,903,485
See accompanying notes to portfolio of investments
Allspring Core Bond Fund | 1

Notes to portfolio of investments—July 31, 2024 (unaudited)
Notes to portfolio of investments
The Fund is a feeder fund in a master-feeder structure that seeks to achieve its investment objective by investing substantially all investable assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. Since the affiliated Master Portfolio directly acquires portfolio securities, the Fund acquires an indirect interest in those securities. A portfolio of investments for the affiliated Master Portfolio is included with this filing.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Fair valuation measurements
At July 31, 2024, the Fund’s investment in Allspring Core Bond Portfolio, the affiliated Master Portfolio with a substantially identical investment objective seeking total return, consisting of income and capital appreciation, was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. At July 31, 2024, the affiliated Master Portfolio valued at $5,151,903,485 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
2 | Allspring Core Bond Fund